Principal Funds, Inc.
Supplement dated July 31, 2026
to the Prospectus dated March 1, 2026
and Summary Prospectus dated March 1, 2026, as amended April 14, 2026
(both as previously supplemented)
This supplement updates information contained in the Prospectus and Summary Prospectus for the Diversified Income Fund. Please retain this supplement for future reference.
NOTICE: As described in a supplement dated June 26, 2026, the Board of Directors of Principal Funds, Inc. approved certain changes to the Diversified Income Fund (the “Fund”), including the removal of the Fund’s sub-advisors, replacement of the Fund’s portfolio management team, a name change from Diversified Income Fund to Multi-Sector Income Fund, and changes to the Fund’s principal investment strategies and related risks. The changes were filed in a preliminary registration statement on June 26, 2026 and are pending review and comment from the U.S. Securities and Exchange Commission.

As part of this transition, the Fund intends to temporarily invest in securities of investment companies for liquidity and cash management purposes pending investment in portfolio securities.

SUMMARY FOR DIVERSIFIED INCOME FUND
Under Principal Investment Strategies, add the following to the end of the first paragraph:
The Fund also invests in other investment companies (for example, an exchange-traded fund (ETF)).
In the Principal Risks section, add the following to the alphabetical list of risks:
Investment Company Securities Risk. A fund that invests in another investment company (for example, another fund or an exchange-traded fund (or ETF)) is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
In the column of the Strategy and Risk Table for Diversified Income Fund, add the row for Investment Company Securities.
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